UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 2005



                            MARMION INDUSTRIES CORP.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


            000-31507                                      06-1588136
     (Commission File Number)                  (IRS Employer Identification No.)


9103 EMMOTT ROAD, BUILDING 6, SUITE A                        77040
          HOUSTON TEXAS                                    (Zip Code)
   (principal executive offices)


                                 (713) 466-6585
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant  to  Rule  425  under  the Securities Act

[_]  Soliciting  material  pursuant  to  Rule  14a-12  under  the  Exchange  Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS.

     Effective August 12, 2005 John W. Royston resigned as vice-president and director of Marmion Industries Corp. (the "Registrant") to pursue other opportunities. There were no disagreements between the Registrant and Mr. Royston. Mr. Royston furnished the Registrant with a letter regarding his resignation, which is attached as an exhibit to this Current Report.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

     The  following  exhibit  is  filed  herewith:

EXHIBIT NO.  IDENTIFICATION OF EXHIBIT
-----------  -------------------------
17.1         Letter from John W. Royston regarding his resignation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2005.                           Marmion Industries Corp.


                                                 By /s/Wilbert H. Marmion
                                                   -----------------------------
                                                   Wilbert H. Marmion, President